SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

SOCIAL LEVERAGE ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 E. Via De Ventura
Suite F110-207
Scottsdale, Arizona 85258
(Address of principal executive offices, including zip code)

(302) 492-7522

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	SLACU	The NASDAQ Stock Market LLC
Class A common stock, included as part of the units	SLAC	The NASDAQ Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2022, Social Leverage Acquisition Corp I, a blank check company incorporated in the state of Delaware (“Social Leverage,” “SLAC” or the “Company”), entered into a business combination agreement on July 31, 2022, by and among Social Leverage, SLAC Merger Sub, Inc., a wholly owned subsidiary of Social Leverage (“Merger Sub”), and W3BCLOUD Holdings Inc. (“W3BCLOUD”) (the “Business Combination Agreement”). If the Business Combination Agreement is approved by Social Leverage’s stockholders and the transactions contemplated by the Business Combination Agreement are consummated (i) W3BCLOUD will merge with and into Merger Sub (the “Merger”), with W3BCLOUD surviving the Merger as a wholly owned subsidiary of New W3BCLOUD (as defined below); and (ii) SLAC will be renamed W3BCLOUD, Inc. and is referred to herein as “New W3BCLOUD” following the consummation of the Merger (collectively, the “Business Combination”).

On April 21, 2023, SLAC, Merger Sub and W3BCLOUD entered into that certain Amendment to the Business Combination Agreement (the “Amendment”). The Amendment, among other things,

(i)	amends certain defined terms to reflect an adjustment to the pro forma enterprise value of W3BCLOUD from $1.25 billion to $700 million;

(ii)

amends the Minimum Cash Balance (as defined in the Business Combination Agreement) closing condition, by replacing $150 million as the Minimum Cash Balance (as defined in the Business Combination Agreement) with a new definition consisting of the sum of $40 million, meaning that, as a condition to the obligation of W3BCLOUD to consummate the Business Combination, the aggregate cash proceeds available for release from SLAC’s trust account (after giving effect to any redemptions of public shares, if any), together with the proceeds from the Subscription Agreements (as defined in the Business Combination Agreement), Transaction Financing (as defined in the Business Combination Agreement) and any amount funded to W3BCLOUD in the form of equity or convertible or non-convertible debt, must be at least $40 million; and

(iii)

reflects an agreement among SLAC and certain stockholders of SLAC regarding such stockholders agreeing to not seek redemption or reverse any previously submitted redemption demand, of shares issued in SLAC’s initial public offering.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to Sponsor Letter Agreement

On April 21, 2023, SLAC, W3BCLOUD, the Company’s sponsor, Social Leverage Acquisition Sponsor I LLC (the “Sponsor”) and certain other persons named therein (the “Insiders”) entered into an amendment (the “First Amendment to Sponsor Letter Agreement”) to that certain Sponsor Letter Agreement, dated as of July 31, 2022 (the “Sponsor Letter Agreement”), by and among SLAC, W3BCLOUD, the Sponsor and the Insiders.

Pursuant to the First Amendment to Sponsor Letter Agreement, the Sponsor Letter Agreement was amended to, among other things, provide that, effective as of and conditioned upon the closing of the Business Combination, of the 8,625,000 shares of SLAC’s Class B common stock (the “Sponsor Shares”), 4,312,500 Sponsor Shares shall be transferred (or otherwise forfeited and new shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) be issued by the Company) to non-redeeming stockholders of the Company, to certain investors in a potential PIPE financing in connection with the consummation of the Business Combination or for other purposes agreed to by the Sponsor, SLAC and W3BCLOUD (the “Incentive Shares”). Any Incentive Shares which are not so utilized in connection with non-redemption agreements, PIPE financings or for other purposes agreed to by the Sponsor, SLAC and W3BCLOUD will be surrendered by the Sponsor at the closing of the Business Combination without consideration. Prior to this amendment, the Sponsor had agreed to utilize (or otherwise surrender) 2,587,500 Sponsor Shares for this purpose.

A copy of the First Amendment to Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the full text of the First Amendment to Sponsor Letter Agreement.

Voting, Share Purchase and Non-Redemption Agreements

On April 21, 2023, the Company entered into certain Voting, Share Purchase and Non-Redemption Agreements (the “Non-Redemption Agreements”) with certain unaffiliated holders (the “Holders”) of the Company’s Class A Common Stock, pursuant to which such Holders agreed, among other things: (i) not to redeem an aggregate of 650,000 shares of Class A Common Stock (the “Non-Redeemed Shares”) in connection with any vote of the stockholders of the Company where such Holder would otherwise have been entitled to redeem the Non-Redeemed Shares; (ii) to hold the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of the Business Combination, except that Holders may transfer the Non-Redeemed Shares to other holders of Class A Common Stock which are subject to a non-redemption agreement with the Company on materially the same terms as the Non-Redemption Agreements; and (iii) to vote their Non-Redeemed Shares in favor of certain matters to be put to a vote of the stockholders of the Company, including, among other things, any extension of the time for the Company to consummate a business combination and the consummation of the Business Combination and related transactions.

In consideration of the agreements described above, the Company agreed, subject to the respective Holder’s compliance with their obligations under the Non-Redemption Agreement, to issue to the Holders (or designees of such Holders) an aggregate of 2,238,890 shares of Class A common stock upon the closing of the Business Combination. The Holders will be entitled to the registration rights set forth in that certain registration rights agreement, dated as of February 11, 2021 (as may be amended from time to time), among the Sponsor, the Company and the certain other parties thereto, with respect to such shares of Class A Common Stock issued to them.

The Holders will have the option to terminate the Non-Redemption Agreements on July 1, 2023, if and only if the Company or W3BCLOUD do not, by June 30, 2023, execute definitive agreements with respect to any private placement transactions, debt financings or other funding to the Company or W3BCLOUD in the form of equity or convertible or non-convertible debt, which together provide for an aggregate of at least $40 million in funding to the Company or W3BCLOUD.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 incorporated herein by reference.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all Company stockholders once definitive (the “Proxy Statement”), and certain other related documents, which will be distributed to all Company stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. This communication is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that the Company has filed or may file with the SEC in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. Copies of the preliminary proxy statement and definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained for free by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Item 7.01.	Regulation FD Disclosure.

On April 21, 2023, the Company and W3BCLOUD issued a joint press release announcing certain updates in connection with the Business Combination, including the agreements described herein. A copy of press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 21, 2023, W3BCLOUD and SLAC had entered into a non-binding term sheet (the “Term Sheet”) with B. Riley Principal Capital II, LLC (“B. Riley”) with respect to a proposed committed equity facility (the “Facility”). The availability of the Facility is subject to the negotiation and execution of a mutually acceptable purchase agreement and a related registration rights agreement within ten days from the consummation of the Business Combination, which will together document the terms of the Facility (the “Definitive Agreements”). The Term Sheet contemplates that, pursuant to the Definitive Agreements, subject to certain limitations and conditions, including the filing and effectiveness of a registration statement registering the resale by B. Riley of the shares of New W3BCLOUD’s Class A common stock which may be issued to it under the Facility, B. Riley would commit to purchase up to $150 million of New W3BCLOUD’s Class A common stock, which may be sold by New W3BCLOUD in its discretion from time to time by written notice to B. Riley over a 24-month period. The Term Sheet is non-binding, and there can be no guarantee that the Definitive Agreements will be executed and the Facility consummated on the terms contemplated by the Term Sheet, or at all.

In addition, as previously reported, in July 2022, W3BCLOUD Partners Limited and ConsenSys AG (“ConsenSys”) entered into a commitment letter (the “Commitment Letter”) pursuant to which ConsenSys agreed to subscribe for an aggregate of $15 million of equity and/or convertible securities to be issued by the Company or W3BCLOUD in connection with the Business Combination (the “Commitment”), subject to certain conditions set forth in the Commitment Letter. ConsenSys’ commitment may be increased in its sole discretion to up to $40 million. On April 21, 2023, W3BCLOUD Partners Limited, W3BCLOUD and ConsenSys amended and restated the Commitment Letter to provide for, among other things, ConsenSys’ Commitment being subject to: (a) customary due diligence investigations reasonably satisfactory to ConsenSys; (b) the entrance into subscription agreements by other PIPE investors for the purchase of an aggregate of at least $35 million of PIPE securities and the funding thereof; and (c) no Company Material Adverse Effect (as defined in the Business Combination Agreement) occurring.

Participants in the Solicitation

SLAC, W3BCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC is contained in the Company’s preliminary proxy statement originally filed on September 9, 2022, as subsequently amended. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”. These forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and any related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom and the execution and delivery of the Definitive Agreements and the availability of the Facility. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of the Company’s and W3BCLOUD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and W3BCLOUD.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company are not obtained; (iii) the ability to maintain the listing of the Company or the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to stockholders; (v) the risk that the Business Combination disrupts current plans and operations of the Company or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business Combination; (ix) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (x) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, W3BCLOUD or any of their respective directors or officers, following the announcement of the Business Combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company or the combined company to obtain financing, if any, in connection with the Business Combination; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC. The Company and W3BCLOUD caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or the Company’s or W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor W3BCLOUD presently know or that the Company and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company and W3BCLOUD anticipate that subsequent events and developments will cause the Company’s and W3BCLOUD’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company and W3BCLOUD specifically disclaim any obligation to do so, unless required by applicable law. These forward-

looking statements should not be relied upon as representing the Company’s or W3BCLOUD’s assessments as of any date subsequent to the date of this communication. Neither the Company nor W3BCLOUD gives any assurance that W3BCLOUD or the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to the Business Combination Agreement, dated as of April 21, 2023, by and among Social Leverage Acquisition Corp I, SLAC Merger Sub, Inc. and W3BCLOUD Holdings Inc.

10.1	Form of Non-Redemption Agreement.

10.2	First Amendment to Sponsor Letter Agreement, dated as of April 21, 2023, by and among W3BCLOUD Holdings Inc., Social Leverage Acquisition Corp I, Social Leverage Acquisition Sponsor I LLC and the other parties thereto.

99.1	Press Release of W3BCLOUD Holdings Inc., dated April 21, 2023.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2023	SOCIAL LEVERAGE ACQUISITION CORP I

	By:	/s/ Douglas Horlick
	Name:	Douglas Horlick
	Title:	President and Chief Operating Officer